UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2007
(Date of earlier event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

Attached to this Form 8-K as Exhibit 99.1 is a copy of a press release issued by Inland Western Retail Real Estate Trust, Inc. (the “Company”) on December 4, 2007, announcing the sale of four office assets, which press release is incorporated by reference in this filing in its entirety.  A copy of the Purchase and Sale Agreement, dated September 25, 2007 (the “Purchase Agreement”), among Kan Am Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Purchaser”), for the benefit of Kan Am grundivest Fonds, a German open-end real estate fund sponsored by Purchaser, Inland Western Minneapolis 3rd Avenue, L.L.C., a Delaware limited liability company (as owner of the Minneapolis property), Inland Western Phoenix 31st Avenue, L.L.C., a Delaware limited liability company (as owner of the Phoenix property), Inland Western Plantation Express, L.L.C. a Delaware limited liability company (as owner of the Ft. Lauderdale Property) and Inland Western Markham Limited Partnership, a limited partnership formed under the laws of Ontario, Canada, as owner of the Markham Property (each of Inland Western Minneapolis 3rd Avenue, L.L.C., Inland Western Phoenix 31st Avenue, L.L.C., Inland Western Plantation Express, L.L.C. and Inland Western Markham Limited Partnership being wholly-owned direct or indirect subsidiaries of the Company), without exhibits and schedules, is attached to this Form 8-K as Exhibit 99.2, which Purchase Agreement is incorporated by reference in this filing in its entirety.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 4, 2007

99.2

Purchase and Sale Agreement, dated September 25, 2007, among Kan Am Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Purchaser”), for the benefit of Kan Am grundivest Fonds, a German open-end real estate fund sponsored by Purchaser, Inland Western Minneapolis 3rd Avenue, L.L.C., a Delaware limited liability company (as owner of the Minneapolis property), Inland Western Phoenix 31st Avenue, L.L.C., a Delaware limited liability company (as owner of the Phoenix property), Inland Western Plantation Express, L.L.C. a Delaware limited liability company (as owner of the Ft. Lauderdale Property) and Inland Western Markham Limited Partnership, a limited partnership formed under the laws of Ontario, Canada, as owner of the Markham Property

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Michael J. O’Hanlon
Title:	President and Chief Executive Officer
Date:	December 20, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 4, 2007

99.2

Purchase and Sale Agreement, dated September 25, 2007, among Kan Am Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Purchaser”), for the benefit of Kan Am grundivest Fonds, a German open-end real estate fund sponsored by Purchaser, Inland Western Minneapolis 3rd Avenue, L.L.C., a Delaware limited liability company (as owner of the Minneapolis property), Inland Western Phoenix 31st Avenue, L.L.C., a Delaware limited liability company (as owner of the Phoenix property), Inland Western Plantation Express, L.L.C. a Delaware limited liability company (as owner of the Ft. Lauderdale Property) and Inland Western Markham Limited Partnership, a limited partnership formed under the laws of Ontario, Canada, as owner of the Markham Property